UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 21, 2009

Date of Report (Date of earliest event reported)

SPANSION INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51666	20-3898239
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 DeGuigne Drive

P.O. Box 3453

Sunnyvale, California 94088-3453

(Address of principal executive offices) (Zip Code)

(408) 962-2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The information in this Item, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of this Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Form 8-K.

As previously reported, on March 1, 2009, Spansion Inc. (the “Company”), Spansion Technology LLC, Spansion LLC, Spansion International, Inc. and Cerium Laboratories LLC (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization relief under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) (collectively, the “Chapter 11 Cases”). The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

During the course of negotiations between the Debtors and certain of their creditors under the Chapter 11 Cases, the Debtors furnished to certain creditors certain financial projections (“Financial Projections”). All confidential information, including the Financial Projections, was furnished under nondisclosure agreements that expired on July 21, 2009. A copy of the Financial Projections, which has not been previously disclosed to the public, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Financial Projections were not prepared with a view to public disclosure or compliance with published guidelines of the Securities and Exchange Commission (the “SEC”) or the American Institute of Certified Public Accountants regarding prospective financial information. In addition, the Financial Projections was not prepared with the assistance of or reviewed, compiled or examined by the Company’s independent auditors.

The Financial Projections reflect numerous assumptions, all made by the Company’s management, with respect to industry performance, general business, economic, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond the Company’s control. The base assumptions in the Financial Projections, based on management’s projections prepared in April 2009, are not facts. Accordingly, we cannot assure you that the assumptions made in preparing the Financial Projections will prove accurate, and actual results could be materially greater or less than those contained in the Financial Projections. In that regard, the Company expects that the results for the second quarter ended June 28, 2009 will be different from the results presented in the Financial Projections, in some cases materially. Various factors could cause the Company’s actual results to differ materially from the Financial Projections, including those discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2008, filed with the SEC on May 13, 2009, and the Company’s ability to:

•	narrow its strategic focus primarily to the embedded portion of the Flash memory market in an effective and timely manner;

•	identify, pursue and successfully execute a strategic alternative for portions of the Company’s wireless business;

•	improve its gross margins and to continue to implement successfully its cost reduction efforts;

•	control its operating expenses, particularly its sales, general and administrative costs;

•	obtain materials in support of its business at terms favorable to the Company;

•	retain and expand its customer base in its focus markets, and retain and grow its share of business within its customer base;

•	successfully introduce its next generation products to market in a timely manner;

•	effectively and timely achieve volume production of its next generation products;

•	increase market acceptance of its products based on its MirrorBit technology;

•	penetrate further the integrated category of the Flash memory market with its high density products and expand the number of customers in emerging markets;

•	successfully develop and transition to the latest technologies;

•	develop its MirrorBit NAND, EcoRAM and MirrorBit Eclipse architectures, introduce new products based on these architectures and achieve customer acceptance of these products;

•	develop systems-level solutions that provide value to customers of its products; and

•	negotiate successfully patent and other intellectual property licenses and patent cross-licenses and acquire additional patents.

Moreover, the instability of the global economy and tight credit markets could continue to adversely impact the Company’s business in several respects, including adversely impacting credit quality and insolvency risk of the Company and its customers and business partners, including suppliers and distributors, as well as bookings and reductions and deferrals of demand for the Company’s products.

In addition, the following risks and uncertainties relating to the Chapter 11 Cases may cause the Company’s actual results to differ materially from the Financial Projections:

•

the Company’s ability to continue operating as a globally integrated unit with Spansion Japan Limited, including the Company’s ability to continue to depend on Spansion Japan Limited for wafer production and distribution of products in Japan, due to actions taken by either (i) Spansion Japan Limited (at the direction of the Spansion Japan Limited trustee or pursuant to orders of the Japanese Court or otherwise) or (ii) the Company or Spansion LLC (pursuant to the order of the U.S. Bankruptcy Court or otherwise); any other actions or orders taken by the U.S. Bankruptcy Court that may impact the Company’s operations;

•

the Company’s ability to transfer wafer production capacity to another location or to a third party foundry, or to find alternative methods of distributing and selling its products, in the event that Spansion Japan Limited is not successful in reorganizing and has to liquidate all or substantially all of its assets;

•	any other actions or orders taken by the U.S. Bankruptcy Court that may impact the Company’s operations;

•	any negative impacts on the Company’s business, results of operations, financial position or cash management arrangements;

•

the inability to freely deploy cash resources throughout the Company’s various geographical locations as all or part of the total worldwide cash may not be available in either the United States or for working capital as a result of limitations inherent in the Chapter 11 proceedings in the United States or Spansion Japan Limited’s corporate reorganization proceeding in Japan or as a result of various restrictions in certain geographies;

•	the negative impact on relationships with employees, customers, suppliers and contract manufacturers and other stakeholders;

•	the failure of the Company to obtain initial court orders substantially on the terms applied for;

•	the adequacy of the Company’s cash on hand to fund its ongoing operations or ability to arrange for sufficient DIP financing during the bankruptcy proceeding;

•

the failure of the Company to obtain the requisite approvals of affected creditors or the courts for any restructuring plan, or to successfully implement such a plan or obtain sufficient exit financing, if required, within the time granted by any court, leading to the likely liquidation of the Company’s assets; and

•	that the Company’s common stock could have no value in and following the approval of a restructuring plan and could be cancelled.

The Financial Projections should not be regarded as an indication that the Company or any of its representatives, officers or directors, consider such information to be an accurate prediction of future events or necessarily achievable. In light of the uncertainties inherent in forward-looking information of any kind, the Company cautions against undue reliance on such information. The Company does not intend to update or revise the Financial Projections or any information contained therein to reflect circumstances existing after the date the Financial Projections were prepared or to reflect the occurrence of future events, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Financial Projections.

[Signature Page Follows]

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 21, 2009	SPANSION INC.

	By:	/s/ Randy W. Furr
	Name:	Randy W. Furr
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Financial Projections.